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                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM GLOBAL UTILITIES FUND

                      Supplement dated November 20, 2003 to
         the Prospectus dated May 1, 2003 as supplemented June 12, 2003,
            August 14, 2003, September 30, 2003 and November 10, 2003


Effective December 1, 2003, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 5 of the Prospectus:


      "PORTFOLIO MANAGER(S)

      The advisor uses a team approach to investment management. The individual member(s) of the team who is primarily responsible for the management of the fund's portfolio is

      o John S. Segner, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1997.

         He is assisted by the Balanced Team and the Investment Grade Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com)."